"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                                   Core Fixed Income
 Fund

Name of Underwriter Purchased From:             Barclays Capital

Name of Underwriting syndicate members:         Bank of America Securities LLC,
                                                Barclays Capital, Credit
                                                Lyonnais (US), Goldman, Sachs &
                                                Co., Greenwich Capital Markets
                                                Inc., Scotia Capital Inc.,
                                                Wachovia Securities, Inc.

Name of Issuer:                                 PHH Corp.

Title of Security:                              CD 7-1/8 03/01/13

Date of First Offering:.                        2/13/03

Dollar Amount Purchased:                        3,277,989

Number of Shares Purchased:                     3,300,000

Price Per Unit:                                 99.3330

Resolution approved:                            To be reported at July 30, 2003
                                                Board Meeting.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                                         Core Fixed Income
 Fund

Name of Underwriter Purchased From:                   BOA

Name of Underwriting syndicate members:               Bank of America
 Securities LLC, Goldman, Sachs & Co

Name of Issuer:                                       Safeco Corporation

Title of Security:                                    SAFC 4-7/8% 2/1/10

Date of First Offering:.                              1/27/03

Dollar Amount Purchased:                              $795,320

Number of Shares Purchased:                           800,000

Price Per Unit:                                       99.415

Resolution approved:                                  To be reported at July 30,
                                                      2003 Board Meeting.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                            Goldman Sachs High Yield Municipal Fund

Name of Underwriter Purchased From:

Name of Underwriting syndicate members:  J.P. Morgan Securities

Name of Issuer:                          State of California Department of
                                         Water Resources

Title of Security:                       State of California Department of Water
                                         Resources, Power Supply Revenue
Bonds, Series 2002A

Date of First Offering:.                 11/7/2002

Dollar Amount Purchased:                 $11,052,461.11

Number of Shares Purchased:              10,000,000.00

Price Per Unit:                          $110.326

Resolution approved:                     Resolution Approved at April 24, 2003
                                         meeting.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                           Goldman Sachs High Yield Municipal Fund

Name of Underwriter Purchased From:     Salomon Smith Barney

Name of Underwriting syndicate members: Salomon Smith Barney

Name of Issuer:                         North Carolina Eastern Muni Power Agency

Title of Security:                      North Carolina Eastern Muni Power
                                        Agency, Power System Revenue Bonds,
                                        Refunding Series 2003 C

Date of First Offering:.                1/10/2003

Dollar Amount Purchased:                $2,473,650.00

Number of Shares Purchased:             2,500,000.00

Price Per Unit:                         $98.946

Resolution approved:                    Resolution Approved at April 24, 2003
                                        meeting.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                           Goldman Sachs High Yield Municipal Fund

Name of Underwriter Purchased From:     Salomon Smith Barney

Name of Underwriting syndicate members: Salomon Smith Barney

Name of Issuer:                         North Carolina Eastern Muni Power Agency

Title of Security:                      North Carolina Eastern Muni Power
                                        Agency, Power System Revenue Bonds,
                                        Refunding Series 2003 C

Date of First Offering:.                1/10/2003

Dollar Amount Purchased:                $3,336,590.00

Number of Shares Purchased:             3,400,000.00

Price Per Unit:                         $98.135

Resolution approved:                    Resolution Approved at April 24, 2003
                                        meeting, as follows:
         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended January 31, 2003 for the fixed income funds; February 28, 2003 for the equity Funds; and March 31, 2003 for the money market and specialty funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended March 31, 2003, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                          Goldman Sachs Municipal Income Fund

Name of Underwriter Purchased From:    Salomon Smith Barney

Name of Underwriting syndicate members:Salomon Smith Barney

Name of Issuer:                        North Carolina Eastern Muni Power Agency

Title of Security:                     North Carolina Eastern Muni Power Agency,
                                       Power System Revenue Bonds,
                                       Refunding Series 2003 C

Date of First Offering:.               1/10/2003

Dollar Amount Purchased:               $494,730.00

Number of Shares Purchased:            500,000.00

Price Per Unit:                        $98.946

Resolution approved:                   Resolution Approved at April 24, 2003
                                       meeting.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                            Goldman Sachs Municipal Income Fund

Name of Underwriter Purchased From:      Salomon Smith Barney

Name of Underwriting syndicate members:  Salomon Smith Barney

Name of Issuer:                          North Carolina Eastern Muni Power
                                         Agency

Title of Security:                       North Carolina Eastern Muni Power
                                         Agency, Power System Revenue Bonds,
                                         Refunding Series 2003 C

Date of First Offering:.                 1/10/2003

Dollar Amount Purchased:                 $588,810.00

Number of Shares Purchased:              600,000.00

Price Per Unit:                          $98.135

Resolution approved:                     Resolution Approved at April 24, 2003
                                         meeting, as follows:
         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended January 31, 2003 for the fixed income funds; February 28, 2003 for the equity Funds; and March 31, 2003 for the money market and specialty funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended March 31, 2003, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                           Goldman Sachs Short Duration Tax-Free
                                        Fund

Name of Underwriter Purchased From:     J.P. Morgan Securities

Name of Underwriting syndicate members: J.P. Morgan Securities

Name of Issuer:                         State of California Department of Water
                                        Resources

Title of Security:                      State of California Department of Water
                                        Resources, Power Supply Revenue
Bonds, Series 2002A

Date of First Offering:.                11/7/2002

Dollar Amount Purchased:                $3,728,641.38

Number of Shares Purchased:             3,500,000.00

Price Per Unit:                         $106.334

Resolution approved:                Resolution Approved at April 24, 2003
                                    meeting.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                            Goldman Sachs Short Duration Tax-Free
                                         Fund

Name of Underwriter Purchased From:      Salomon Smith Barney

Name of Underwriting syndicate members:  Salomon Smith Barney

Name of Issuer:                          North Carolina Eastern Muni Power
                                         Agency

Title of Security:                       North Carolina Eastern Muni Power
                                         Agency, Power System Revenue Bonds,
                                         Refunding Series 2003 C

Date of First Offering:.                 1/10/2003

Dollar Amount Purchased:                 $1,244,549.60

Number of Shares Purchased:              1,190,000.00

Price Per Unit:                          $104.584

Resolution approved:                Resolution Approved at April 24, 2003
                                    meeting, as follows:
         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended January 31, 2003 for the fixed income funds; February 28, 2003 for the equity Funds; and March 31, 2003 for the money market and specialty funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended March 31, 2003, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                           Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:     J.P. Morgan

Name of Underwriting syndicate members: Goldman, Sachs & Co., J.P. Morgan
                                        Securities, UBS Warburg, Wachovia
Securities Inc.

Name of Issuer:                         El Paso Partners

Title of Security:                      EPN 10-5/8 12/01/12

Date of First Offering:.                11/22/03

Dollar Amount Purchased:                $1,488.630

Number of Shares Purchased:             1,500,000

Price Per Unit:                         99.242

Resolution approved:                    To be reported at July 30, 2003 Board
                                        Meeting.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                          Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:    J.P. Morgan

Name of Underwriting syndicate members:Goldman, Sachs & Co., J.P. Morgan
                                       Securities UBS Warburg

Name of Issuer:                        National Waterworks Inc.

Title of Security:                     NATLWW 10-1/2 12/01/12

Date of First Offering:.               11/14/02

Dollar Amount Purchased:               $500,000

Number of Shares Purchased:            500,000

Price Per Unit:                        100

Resolution approved:                   To be reported at July 30, 2003 Board
                                       Meeting.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                          Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:    First Boston

Name of Underwriting syndicate members:Credit Suisse First Boston Corp.,
                                       Goldman, Sachs & Co., Wachovia
                                       Securities Inc.

Name of Issuer:                        Remington Arms Company

Title of Security:                     RACIAQ 10-1/2 2/01/11

Date of First Offering:.               1/17/03

Dollar Amount Purchased:               $2,500,000

Number of Shares Purchased:            2,500,000

Price Per Unit:                        100

Resolution approved:                   To be reported at July 30, 2003 Board
                                       Meeting.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                            Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:      J.P. Morgan

Name of Underwriting syndicate members:  J.P. Morgan Securities, ABN Amro,
                                         Deutsche Bank Securities, Inc. Salomon
Smith Barney

Name of Issuer:                          Stena AB

Title of Security:                       Stena 9-5/8 12/01/12

Date of First Offering:.                 11/22/02

Dollar Amount Purchased:                 $3,000,000

Number of Shares Purchased:              3,000,000

Price Per Unit:                          100

Resolution approved:                     To be reported at July 30, 2003
                                         Board Meeting.